UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 3, 2021
Date of Report (date of earliest event reported)

COPART INC
(Exact name of registrant as specified in its charter)

Delaware		000-23255		94-2867490
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

14185 Dallas Parkway	Suite 300	Dallas	Texas	75254
				(Zip Code)
(972) 391-5000
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

INFORMATION INCLUDED IN THIS REPORT
Section 5 — Corporate Governance & Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our 2021 annual meeting of stockholders on December 3, 2021 (the “Annual Meeting”). Of the 237,137,200 shares of our common stock outstanding as of the record date of October 11, 2021, 216,406,129 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 91% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Directors. The stockholders elected the following nominees to serve as directors, each to hold office until the Company’s 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Willis J. Johnson	199,644,215	7,960,901	137,225	8,663,788
A. Jayson Adair	203,903,529	3,700,043	138,769	8,663,788
Matt Blunt	200,139,300	7,461,732	141,309	8,663,788
Steven D. Cohan	189,178,178	18,423,385	140,778	8,663,788
Daniel J. Englander	186,150,483	21,336,750	255,108	8,663,788
James E. Meeks	201,407,426	6,194,781	140,134	8,663,788
Thomas N. Tryforos	201,371,415	6,230,193	140,733	8,663,788
Diane M. Morefield	199,568,996	8,039,540	133,805	8,663,788
Stephen Fisher	202,843,682	4,757,475	141,184	8,663,788
Cherylyn Harley LeBon	206,976,796	631,658	133,887	8,663,788
Carl D. Sparks	205,423,296	2,168,373	150,672	8,663,788

2.
Advisory Vote on Approval of Executive Compensation. On an advisory (non-binding) basis, the stockholders approved the compensation of our named executive officers for the year ended July 31, 2021 as disclosed in our proxy statement, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
188,414,623	13,177,867	6,149,851	8,663,788

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2022, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
214,150,486	2,126,153	129,490	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 8, 2021                 COPART, INC.

By:	/s/ John North
John North
Senior Vice President, Chief Financial Officer